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                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated August 22, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File Nos. 333-88687, 333-38766, 333-38768, 333-38874 and 333-59096).

                                          /s/ Arthur Andersen LLP

San Jose, California
October 18, 2001

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